CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Meikleham, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-K of Urban Barns Foods Inc. for the year ended July 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Urban Barns Foods Inc.

Dated: November 15, 2010	/s/Daniel Meikleham
Daniel Meikleham
Chief Financial Officer and Director
(Principal Financial Officer and Principal Accounting Officer)
Urban Barns Foods Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Urban Barns Foods Inc. and will be retained by Urban Barns Foods Inc. and furnished to the Securities and Exchange Commission or its staff upon request.